UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                  ------------

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 1, 2004
                                                          ---------------


                        Legal Club of America Corporation
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                    000-28193                 84-1174969
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                    Identification Number)


          8551 W. Sunrise Blvd., Suite 105
                   Plantation, FL                                33322
      ----------------------------------------                 ----------
      (Address of Principal Executive Offices)                 (Zip Code)


                                 (954) 267-0920
                           ---------------------------
                           (Issuer's Telephone Number)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01  Changes in Registrant's Certifying Accountant

On October 1, 2004, the Board of Directors of the Registrant and its management were notified by Ahearn, Jasco + Company ("AJC"), the Company's registered independent accounting firm, that AJC has resigned as its auditors. Based on the Company's current cash position, management decided not to settle the past due amount owed AJC and has determined that it can not meet the financial requirements that would allow AJC to perform an audit of the Company's financial statements for the year ended June 30, 2004.

The Audit Committee of the Board of Directors does not plan to engage a new independent auditor at the present time.

The reports by AJC with respect to the Company's financial statements for each of the years ended June 30, 2002 and 2003 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company's ability to continue as a going concern. There were no disagreements between the Company and AJC during the years ended June 30, 2002 or 2003, and through the date of this report, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of AJC would have caused AJC to make reference to the subject matter of such disagreement in their reports.

During the fiscal years ended June 30, 2002 and 2003, and through the date of this disclosure, AJC did not advise the Company with respect to any matters described in paragraphs (a)(1)(iv)(A) through (D) of Item 304 of Regulation S-B.

The Company has provided AJC with a copy of the foregoing disclosure. Attached as an exhibit hereto is a copy of AJC's letter, dated October 5, 2004, in response to the foregoing disclosure.


Item 9.01  Financial Statements and Exhibits

     (c)   Exhibits
           --------

           (99) Letter from Ahearn, Jasco + Company, P.A. to the Securities and Exchange Commission dated October 5, 2004.


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

                                   SIGNATURES


In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 5, 2004
                                            LEGAL CLUB OF AMERICA CORPORATION


                                            By: /s/ BRETT MERL
                                               ---------------------------------
                                               Brett Merl, Chairman and
                                               Chief Executive Officer


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